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                                                                     Exhibit (j)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING Global Equity Dividend Fund:

We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.

/s/KPMG LLP

Los Angeles, California
August 28, 2003